SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  June 29, 2004

                                 ---------------


                               RENTRAK CORPORATION
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     0-15159
                                (SEC File Number)

                                   93-0780536
                        (IRS Employer Identification No.)

         One Airport Center
         7700 N.E. Ambassador Place
         Portland, Oregon                                    97220
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 284-7581

Item 9.     Regulation FD Disclosure.

            On June 29, 2004, Rentrak Corporation ("Rentrak") issued a press release announcing a delay in filing its annual report on Form 10-K for the fiscal year ended March 31, 2004. Rentrak expects the filing to occur on or before July 14, 2004, within the 15-day extension period authorized under Rule 12b-25. This discussion, as well as the press release furnished as Exhibit 99.1 to this report, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

Item 12.    Results of Operations and Financial Condition.

            On June 29, 2004, Rentrak issued a press release announcing preliminary earnings results for the fourth fiscal quarter ended March 31, 2004 and the full 2004 fiscal year, as well as anticipated restated earnings results for fiscal 2002, fiscal 2003, and the nine-month period ended December 31, 2003. This discussion, as well as the press release furnished as Exhibit 99.1 to this report, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

Exhibits

            99.1  Press release dated June 29, 2004.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RENTRAK CORPORATION


Dated:  June 29, 2004              By:   /s/ Mark L. Thoenes
                                         -------------------------------
                                         Mark L. Thoenes
                                         Senior Vice President and Chief
                                         Financial Officer